UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 ___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2024
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Kforce Inc.
Exact name of registrant as specified in its charter
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Florida	000-26058	59-3264661
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.
1150 Assembly Drive Suite 500, Tampa, Florida 33607
Address of principal executive offices Zip Code
Registrant’s telephone number, including area code: (813) 552-5000
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 per share	KFRC	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 3, 2024, Kforce Inc. (the “Firm”), acting pursuant to authorization from its Board of Directors, notified the Nasdaq Stock Market LLC (“NASDAQ”) of its intention to voluntarily withdraw the listing of its common stock, par value $0.01 per share (the “Common Stock”) from NASDAQ and transfer the listing to the New York Stock Exchange (the “NYSE”). The Firm expects that listing and trading of its Common Stock on NASDAQ will end at market close on May 17, 2024, and that trading will begin on the NYSE at market open on May 20, 2024. The Common Stock has been approved for listing on the NYSE, where it will continue to trade under its current symbol, “KFRC”.
Item 7.01 Regulation FD Disclosure.
The Firm issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the listing of the Common Stock to the NYSE.
The information in Item 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 6, 2024
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

Date:	May 6, 2024	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Chief Financial Officer
(Principal Financial and Accounting Officer)